3Q09 Earnings Conference Call November 5, 2009 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Third Quarter 2009 earnings conference call held on November 5, 2009 at 5:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID #34033417.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2008, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.

Summary
3Q09 Results
Loss before special items* of $34MM ($0.29/share)
Refining and Supply challenged by weak demand and rising crude prices
Non-refining businesses improved to $102MM from $78MM in 2Q09 with strong contributions from Retail Marketing, Logistics and Coke
Strategic Actions
Announced indefinite idling of the Eagle Point refinery, dividend reduction and sale of the retail heating oil and propane distribution business
On track to achieve $300MM cost savings through our business improvement initiative
Recently announced pension and post-retirement healthcare
changes effective June 30, 2010
Continue to focus on maintaining financial flexibility and spending discipline
* For reconciliation to Total Income (Loss), see Slide 14.

Income (Loss) Before Special Items*, MM$
(59)
61
559
313
59
(31)
(34)
($150)
$0
$150
$300
$450
$600
$750
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Refining & Supply:
    Continuing operations (123)         27         398        146       14          (77)        (118)
    Discontinued Tulsa
      operations -              5           26         36         9            (6)          -
Non-Refining 84            47         140        156       57          78         102
Corp. & Net Fin.
(20)           (18)        (5)          (25)        (21)         (26)        (18)
Income (Loss), Before
  Special Items (59)           61         559        313       59          (31)        (34)
EPS (Diluted), Before
  Special Items
(0.50) 0.52 4.78 2.68 0.50 (0.27) (0.29)
* For reconciliation to Total Income (Loss), see Slide 14.

3Q09 Special Items, MM$ after tax
$(278) - Provision for the indefinite idling of all process units at the Eagle Point refinery, of which $254MM represents
noncash charges
$(14) - Noncash provision for pension and postretirement
settlement losses in connection with the business
improvement initiative
$(12) - Write-down of certain other assets in Refining & Supply
$26  - Net gain related to the divestment of the retail heating oil and propane distribution business
$(278)

Refining & Supply Summary* – 3Q09
3Q09 Loss from Continuing Operations of $118MM
Margins deteriorated from the second quarter due to weak
market conditions
Toledo refinery turnaround and Northeast FCC maintenance
affected utilization rates
Based on Q2 and Q3 results, as well as continued poor market outlook, took action to idle Eagle Point refinery
Outlook
Market is expected to remain challenging with continued
economic weakness and additional global supply
Remain focused on optimizing our refining system through the
Eagle Point idling and running our other assets in the Northeast at higher operating rates
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 14.

Realized Refining Margin vs. Benchmark, $/B
*   Excludes discontinued Tulsa refining operations.
** R&S Weighted
Benchmark. For calculation, see Slide 24.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Refining & Supply
Realized Margin * 3.16 6.98 14.87 8.98 8.60 6.33 3.65 2.72
Weighted Benchmark ** 5.61 10.74 12.58 6.60 8.88 6.71 7.05 5.57
Differential (2.45) (3.76) 2.29 2.38 (0.28) (0.38) (3.40) (2.85)
Actual vs. Weighted Benchmark:
Crude (2.73) (5.45) 0.35 0.25 (1.60) 0.40 (0.82) (0.90)
Product 0.28 1.69 1.94 2.13 1.32 (0.78) (2.58) (1.95)
Differential (2.45) (3.76) 2.29 2.38 (0.28) (0.38) (3.40) (2.85)

0.90
0.82
(0.25)
(0.40)
(0.35)
5.45
2.73
-4.00
0.00
4.00
8.00
12.00
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Crude Cost vs. Weighted Benchmark
(1.95)
(2.58)
(0.78)
2.13
1.94
1.69
0.28
-4.00
0.00
4.00
8.00
12.00
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Products vs. Weighted Benchmark
Refining Margin vs. Benchmark*, $/B
Total Refining & Supply (excluding Tulsa)
* R&S
Weighted
Benchmark. For calculation, see Slide 24.
3Q09 Comments:
Versus 2Q09, limited timing impact
Quality differentials narrowed from
2Q09
3Q09 Comments:
Some improvement from 2Q09, but
continued weakness in non-
benchmark products
Higher cost of total fuel used in
operations and lower yield gains
due to maintenance work

Non-Refining Businesses Income* - 3Q09
Retail Marketing – Earnings of $49MM
Improved from 2Q09 earnings of $10MM with better margins
associated with relatively stable wholesale prices
Chemicals – Loss of $1MM
Continued demand weakness due to economic conditions…
expected to continue into 4Q09
Logistics – Earnings of $19MM
Solid contribution from Sunoco Logistics Partners L.P. (NYSE:
SXL)… but lower crude storage gains
Coke – Earnings of $35MM
Steady underlying earnings
4Q09 will include a $41MM tax credit associated with the start up of Granite City
Full year 2009 earnings guidance at $180-$190MM
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 14.

      SUN
SXL (ex SXL) Sunoco
Cash Flow from Operations (ex Working Capital)
77           (3)            74
Working Capital 27           (17)          10
Cash flow from Operations
104         (20)          84
Capital Program
(88)          (198)        (286)
Free Cash Flow 16           (218)        (202)
Divestments
-              131         131
Dividends -              (35)          (35)
Other Financing (19)          (7)            (26)
SXL Dividends to Sunoco (26)          26           -
Net Cash Flow before Net Debt Activity (29)          (103)        (132)
Net Debt Activity
29           214         243
Net Increase (Decrease) in Cash & Cash Equivalents
-              111         111
3Q09
3Q09 Cash Flow, MM$

Net Debt-to-Capital Ratio, %
37%
42%
41%
45%
* Proforma.
** Sunoco Revolver Covenant basis.  For calculation, see Slides 19 and 20.
12/31/08
3/31/09 6/30/09 9/30/09
Sunoco (ex-SXL)* 29% 33% 34% 39%
SXL 53% 55% 50% 51%
Consolidated** 37% 42% 41% 45%
Sunoco Net Debt 1,179 1,424 1,437 1,537
SXL Net Debt
746 885 858 889
Total Net Debt, MM$ 1,925 2,309 2,295 2,426

Key Takeaways
Refining market will remain challenging, but we are taking
prudent and appropriate steps to position the Company for
the future:
Eagle Point indefinite idling
Dividend reduction
Cost improvement initiative
Pension and postretirement healthcare changes
Continued capital discipline
Sunoco’s diverse business portfolio and efficient cost
structure will position the Company to capitalize on an
eventual market recovery and take advantage of attractive
growth opportunities

Appendix

Earnings Profile
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Income (Loss) (MM$ after tax):
   Refining & Supply
      Continuting Operations
(123)   27      398    146    14     (77)     (118)
      Discontinued Tulsa Operations
-         5        26     36     9       (6)       -
   Retail Marketing
26        - 72     103    6       10      49
   Chemicals
18      3        19     (4)      (4)      -         (1)
   Logistics
15      21      20     29     30     26      19
   Coke
25      23      29     28     25     42      35
   Corporate Expenses
(17)     (11)     2       (20)    (11)    (15)     (6)
   Net Financing Expenses & Other
(3)       (7)       (7)      (5)      (10)    (11)     (12)
     Income(Loss) Before Special Items
(59)     61      559    313    59     (31)     (34)
         Special Items
    - 21      (10)    (109) (47)    (24)     (278)
    Total Income (Loss)
(59)     82      549    204    12     (55)     (312)
EPS (Diluted), Income (Loss)
  Before Special Items
(0.50) 0.52   4.78   2.68   0.50   (0.27) (0.29)
EPS (Diluted), Income (Loss)
(0.50) 0.70   4.70   1.74   0.10   (0.47) (2.67)

Key Margin Indicators
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Refining & Supply, $/B
      Realized Total R&S * 3.16 6.98 14.87 8.98 8.60 6.33 3.65 2.72
Retail Marketing, cpg
   Gasoline 11.1 7.4 18.7 22.9 15.0 6.4 7.0 13.0
   Distillate 17.0 11.3 14.1 25.8 17.1 24.5 12.0 11.7
Chemicals, cpp
   Phenol and Related 9.2 7.5 10.6 11.7 9.6 6.6 8.2 7.3
   Polypropylene 12.5 11.2 14.0 10.9 12.1 8.6 9.3 10.7
      Total Chemicals 10.6 9.1 12.0 11.2 10.7 7.7 8.7 8.9
Dated Brent Crude Oil, $/B 96.90 121.38 114.78 54.91 96.99 44.40 58.79 68.27
Natural Gas, $/MMBTU 8.75 11.48 8.95 6.41 8.90 4.48 3.81 3.44
* Excludes discontinued Tulsa refining operations.

Key Volume Indicators - Refining & Supply
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Total Refining & Supply
*
Crude Throughputs, MB/D 699 687 726 715 707 627 644 613
% Capacity 85 83 88 87 86 76 78 74
Net Prod. Available for Sale, MB/D 771 764 808 799 786 689 720 669
Net Prod. Available for Sale, MMB 70 70 74 74 288 62 66 62

Key Volume Indicators – Non-Refining
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Retail Marketing
   Gasoline Sales, MM gal 1,070   1,140      1,109      1,098      4,417      1,066   1,147      1,140
   Middle Distillate Sales, MM gal
145      143         144         148         580         138      116         114
      Total Sales, MM gal   1,215      1,283      1,253      1,246       4,997   1,204      1,263      1,254
   Gasoline and Diesel Throughput      143         152         150         143          147      143         153         156
     (Company-owned or leased outlets)
     (M gal/Site/Month)
   Merchandise Sales (M$/Store/Month)        77           86           90           81            83        78           92         104
Chemicals
   Phenol and Related Sales, MM#      599         591         607         477       2,274      407         427         483
   Polypropylene Sales, MM#
569      562         531         542         2,204      514      492         432
   Other Sales, MM#
24        19           14           8             65           5          3             6
      Total, MM#   1,192      1,172      1,152      1,027       4,543      926         922         921
Coke
   Production, M tons:
      United States      613         614         693         706       2,626      682         694         715
      Brazil 388      404         408         381         1,581      280      282         321

2009 YTD Cash Flow, MM$
      SUN
SXL (ex SXL) Sunoco
Cash flow from Operations (ex Working Capital)
223         304         527
Working Capital (190)        (344)        (534)
Cash flow from Operations 33           (40)          (7)
Capital Program
(158)        (585)        (743)
Free Cash Flow (125)        (625)        (750)
SXL Equity Issuance 110         -              110
Divestments
317         317
Dividends
-              (105)        (105)
Distributions & Other
(55)          (16)          (71)
SXL Dividends to Sunoco
(70)          70           -
Net Cash flow before Net Debt Activity (140)        (359)        (499)
Net Debt Activity
140         297         437
Net Increase (Decrease) in Cash & Cash Equivalents
-              (62)          (62)
2009 YTD

Financial Ratios, MM$ except ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***    Capital excludes noncontrolling interests.
Proforma Proforma
SUN  SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Debt 860 1,500 2,360 889 1,713 2,602
Plus: Debt Guarantees - 2 2 - 2 2
Less: Cash (2) (65) (67) (2) (176) (178)
Net Debt 858 1,437 2,295 887 1,539 2,426
Equity* 849 2,821 2,821 852 2,443 2,443
SXL Noncontrolling Interest - - 483 - - 485
Capital 1,707 4,258 5,599 1,739 3,982 5,354
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** 50% 34% 41% 51% 39% 45%
Debt / Capital (GAAP Basis) *** 46% 52%
6/30/2009 9/30/2009

Financial Ratios, MM$ except ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***    Capital excludes noncontrolling interests.
Proforma Proforma
SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 748 1,415 2,163 887 1,626 2,513
Plus: Debt Guarantees - 2 2 - 2 2
Less: Cash (2) (238) (240) (2) (204) (206)
Net Debt 746 1,179 1,925 885 1,424 2,309
Equity* 670 2,842 2,842 714 2,834 2,834
SXL Noncontrolling Interest - - 367 - - 386
Capital 1,416 4,021 5,134 1,599 4,258 5,529
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** 53% 29% 37% 55% 33% 42%
Debt / Capital (GAAP Basis) *** 43% 47%
12/31/2008 3/31/2009

0.0
0.5
1.0
1.5
2.0
12/31/2008 3/31/2009 6/30/2009 9/30/2009
SXL
Sunoco
1.6
1.7
Liquidity*, B$
* Includes $0.2B, $0.2B, $0.1B and $0.2B at 12/31/08, 3/31/09, 6/30/09 and 9/30/09 of cash and cash equivalents.
1.6
1.4

Refining & Supply – Products Manufactured
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Total Refining & Supply *
Net Production, MB/D 771.4 763.7 808.3 798.6 785.6 689.1 720.2 669.2
Gasoline 49% 49% 48% 49% 49% 51% 51% 52%
Middle Distillates 35% 38% 37% 36% 36% 34% 32% 33%
Residual Fuel 7% 7% 7% 7% 7% 9% 9% 9%
Petrochemicals 4% 5% 5% 4% 5% 3% 4% 4%
Other 10% 6% 8% 9% 8% 8% 9% 7%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5%

Refining & Supply - Gasoline and Distillate Production
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Total Refining & Supply *
Gasoline Production, MB/D 375.8 376.6 387.3 391.9 382.9 350.0 370.3 346.0
RFG 44% 45% 48% 47% 46% 46% 46% 55%
Conventional 56% 55% 52% 53% 54% 54% 54% 45%
Distillate Production, MB/D 266.7 288.2 300.4 286.0 285.4 233.4 229.5 219.3
On-Road Diesel Fuel 49% 55% 58% 53% 54% 47% 53% 56%
Heating Oil / Off-Road Diesel 27% 21% 19% 25% 23% 30% 22% 23%
Jet Fuel 21% 23% 21% 19% 21% 20% 23% 19%
Kerosene/Other 3% 1% 2% 3% 2% 3% 2% 2%

Sunoco Refining Weighted Benchmark Margin, $/B
Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $1.00 for transportation
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 ULSD: Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Northeast 6-3-2-1
  Value-Added Benchmark
5.78 10.78 11.98 7.52 9.01 6.32 6.23 5.10
Toledo 4-3-1
  Benchmark
4.91 10.61 14.98 2.94 8.36 8.28 10.36 7.41
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09
Northeast 6-3-2-1
  at 80% weight
4.63      8.62      9.58      6.01      7.21      5.05        4.98      4.08
Toledo 4-3-1
  at 20% weight
0.98      2.12      3.00      0.59      1.67      1.66        2.07      1.49
R&S Weighted Benchmark
5.61      10.74    12.58    6.60      8.88      6.71        7.05      5.57

25 For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Bill Diebold (215) 977-6764